Exhibit 99.2

CERTIFICATION

In connection with the Annual Report of Central European Distribution Corporation (the “Company”) on Form 10-K for the fiscal year ended December 31, 2002 (the “Report”) and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, NEIL CROOK, the Vice President and Chief Financial Officer of the Company, certify that to the best of my knowledge:

1.        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2003

/s/ Neil Crook

Neil Crook, Vice President and Chief Financial Officer